LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MARCH 28, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF MILLER INCOME OPPORTUNITY TRUST

The following replaces the fee table and footnotes in the section of the fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund” in order to disclose annual fund operating expenses before waiver and to disclose that acquired fund fees and expenses are not covered by the fund’s expense limitation. Total annual fund operating expenses after waiving fees and/or reimbursing expenses remains unchanged.

Shareholder fees (paid directly from your investment)
	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	5.75	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none	Generally, none	1.00	None	None	None	None
Small account fee[1]	$15	$15	$15	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.70	0.70	0.70	0.70	0.70	0.70	0.70
Distribution and service (12b-1) fees	0.25	0.25	1.00	0.25	0.50	None	None
Other expenses[2]	0.66	0.86	0.66	0.66	0.66	0.61	0.51
Acquired fund fees and expenses[2]	0.66	0.66	0.66	0.66	0.66	0.66	0.66
Total annual fund operating expenses[3]	2.27	2.47	3.02	2.27	2.52	1.97	1.87
Fees waived and/or expenses reimbursed[4]	(0.36)	(0.36)	(0.36)	(0.36)	(0.36)	(0.36)	(0.36)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.91	2.11	2.66	1.91	2.16	1.61	1.51

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” and “Acquired fund fees and expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

Total annual fund operating expenses as shown in the table will not correlate with the ratio of expenses to average net assets to be reported in the financial highlights tables in the fund’s shareholder reports, because the ratios in the financial highlights tables will reflect the fund’s operating expenses and will not include acquired fund fees and expenses.

[4]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.25%, 1.45%, 2.00%, 1.25%, 1.50%, 0.95% and 0.85% for Class A, A2, C, FI, R, I and IS shares, respectively, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. Total annual fund operating expenses after waiving fees and/or reimbursing expenses as shown in the table exceed the fund’s expense limitation because they include acquired fund fees and expenses, which are not covered by the fund’s expense limitation. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ (the “Board”) consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above.

The following replaces the section of the fund’s Prospectus titled “More on fund management – Expense limitation”

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.25%, 1.45%, 2.00%, 1.25%, 1.50%, 0.95% and 0.85% for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares, respectively, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2015, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding this limit or any other limit then in effect.

Please retain this supplement for future reference.

LMFX016314

2